May 26, 1995



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.   20549-1004


            Re:   Registration Statement on Form S-8
                  Common Stock -- Equity Compensation Plan

Gentlemen:

There are transmitted herewith for filing with the Commission under the provisions of the Securities Act of 1933 the following documents in connection with the registration under the Act of 2,000,000 shares of Common Stock of Centerior Energy Corporation ("Company") which will be offered through the Company's Equity Compensation Plan:

     1.  The Registration Statement on Form S-8.

     2.  Exhibits 5, 23(a), 23(b) and 24 to the Registration Statement.

The payment for the registration fee has been wired to the Commission's lockbox.

All reports required of the Company under the Securities Exchange Act of 1934 and, to the best of the Company's knowledge, required of its officers and directors under that Act have been filed and such reports are complete.

The Company hereby represents that it meets the conditions specified in items IA1 and IA2 of the General Instructions to Registration Statement Form S-8.

It is requested that copies of communications in connection with the Registration Statement be sent to Janis T. Percio, Secretary, Centerior Energy Corporation, P.O. Box 94661, Cleveland, Ohio 44101-4661. Also, please do not hesitate to call me on (216) 447-2312.


                                                Sincerely,



                                                /s/ J. T. Percio
                                                Janis T. Percio
                                                Secretary


JTP:nms
Enclosures





     As filed with the Securities and Exchange Commission on May 26, 1995

                                                          File No. 33-


                   SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.   20549

                             ________________

                                 FORM S-8

                          REGISTRATION STATEMENT

                                   Under

                        The Securities Act of 1933

                             _________________

                       CENTERIOR ENERGY CORPORATION
          (Exact name of registrant as specified in its charter)

                OHIO                                  34-1479083
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)

       6200 Oak Tree Boulevard,                          44131
         Independence, Ohio                            (Zip Code)
(Address of principal executive offices)

                       CENTERIOR ENERGY CORPORATION
                         EQUITY COMPENSATION PLAN
                         (Full title of the plan)

                         JANIS T. PERCIO, Secretary
                       Centerior Energy Corporation
                              P.O. Box 94661
                        Cleveland, Ohio  44101-4661
                   (Name and address of agent for service)

                              (216) 447-3100
        (Telephone number, including area code, of agent for service)

                             ________________

                       CALCULATION OF REGISTRATION FEE
 ___________________________________________________________________________
  Title of    |  Amount  |Proposed maximum|Proposed maximum  |   Amount of
 securities to|  to be   | offering price |aggregate offering| registration
 be registered|registered|   per share    |      price       |      fee
 _____________|__________|________________|__________________|______________
 Common Stock,|          |                |                  |
  without par | 2,000,000|                |                  |
   value      |  shares  |    $ 8.9375*   |  $17,875,000*    |   $5,585.94
______________|__________|________________|__________________|______________

* Estimated solely for the purpose of determining the registration fee and based on the average of the high and low sale prices on May 23, 1995.



PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

     Centerior Energy Corporation ("Company") hereby incorporates by reference in this Registration Statement the following documents heretofore filed with the Securities and Exchange Commission ("SEC"), pursuant to the Securities Exchange Act of 1934 ("Exchange Act") to which reference hereby is made:

     1. The Company's Annual Report on Form 10-K for the year ended December 31, 1994 ("Form 10-K").

     The report of Arthur Andersen LLP on the consolidated financial statements and schedule of the Company as of December 31, 1994 and for the three years then ended, included in the Form 10-K and incorporated by reference in this Registration Statement, includes an explanatory paragraph that describes a change made in the method of accounting for postretirement benefits other than pensions in 1993, as discussed in Note 9 to the Company's financial statements.

     2. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995.

     3. The Company's Registration Statement on Form S-3, File No. 33-47231 containing a description of the Company's Common Stock.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the Registration Statement and to be a part hereof from the date of filing of such documents.

Item 5.  Interests of Named Experts and Counsel

     The legality of the Company's Common Stock and legal matters in connection with the Centerior Energy Corporation Equity Compensation Plan ("Plan") have been passed upon for the Plan by Terrence G. Linnert, Mary E. O'Reilly or Kevin
P. Murphy, counsel for the Company. Mr. Linnert is Vice President of the Company, Mrs. O'Reilly is Managing Attorney of Centerior Service Company ("Centerior Service") and Mr. Murphy is Senior Corporate Counsel of Centerior Service.

Item 6.  Indemnification of Directors and Officers

     The Regulations of the Company provide that each person who is or has been a director or officer of the Company shall be indemnified by the Company against judgments, penalties, reasonable settlements, legal fees and expenses arising out of any threatened, pending or completed proceedings of a criminal, administrative or investigative nature in which he or she may become involved by reason of his or her relationship to the Company (other than a proceeding by or on behalf of the Company), but only if he or she is found, by the disinterested members of the Board of Directors, by independent legal counsel or by the share owners, (1) to have acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company and (2) in the case of a criminal matter, to have had no reasonable cause to believe his or her conduct was unlawful.









    In the case of actions brought by or on behalf of the Company against a director or officer, indemnification is provided only for reasonable legal fees and expenses and only if it is determined that he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company; but if he or she is adjudged to be liable due to negligence or misconduct, indemnification is provided only if an appropriate court determines that indemnification is fair and reasonable under the circumstances.

     Similar indemnification also may be made available by the Company to its directors and officers, and to a limited extent may be available as a matter of right to such persons, under Section 1701.13 of the Revised Code of Ohio.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Company maintains and pays the premium on contracts insuring the Company (with certain exclusions) against any liability to directors and officers it may incur under the above indemnity provisions and insuring each director and officer of the Company (with certain exclusions) against liability and expense, including legal fees, which he or she may incur by reason of his or her relationship to the Company, even if the Company does not have the obligation or right to indemnify him or her against such liability or expense.

Item 8.  Exhibits

     See Exhibit Index and exhibits following.

Item 9.  Undertakings

     (a)  The Company hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.







     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c)  See the fourth paragraph of Item 6 above.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Independence and State of Ohio, on this 26th day of May, 1995.
                                    CENTERIOR ENERGY CORPORATION
                                    Registrant

                               By   JANIS T. PERCIO
                                    Janis T. Percio, Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          Signature                             Title                Date

  (i)  Principal executive officer:     Chairman, President }
      *ROBERT J. FARLING                and Chief Executive }
                                        Officer             }
                                                            }
 (ii)  Principal financial officer:     Vice President      }
      *GARY R. LEIDICH                                      }
                                                            }
(iii)  Principal accounting officer:    Controller          }
      *E. LYLE PEPIN                                        }
                                                            }
 (iv)  Directors:                                           }
                                                            }
      *RICHARD P. ANDERSON              Director            }
                                                            }
      *ALBERT C. BERSTICKER             Director            }
                                                            }
      *LEIGH CARTER                     Director            }
                                                            }
      *THOMAS A. COMMES                 Director            } May 26, 1995
                                                            }
      *WILLIAM F. CONWAY                Director            }
                                                            }
      *WAYNE R. EMBRY                   Director            }
                                                            }
      *ROBERT J. FARLING                Director            }
                                                            }
      *GEORGE H. KAULL                  Director            }
                                                            }
      *RICHARD A. MILLER                Director            }
                                                            }
      *FRANK E. MOSIER                  Director            }
                                                            }
      *SISTER MARY MARTHE                                   }
         REINHARD, SND                  Director            }
                                                            }
      *ROBERT C. SAVAGE                 Director            }
                                                            }
      *WILLIAM J. WILLIAMS              Director            }

*By  JANIS T. PERCIO
     Janis T. Percio, Attorney-in-fact





                                EXHIBIT INDEX




                           Exhibits Filed Herewith


     The following exhibits are filed herewith and made a part hereof:

     Exhibit Number                           Description

          5                          Opinion of counsel for the Company.

         23(a)                       Consent of counsel for the Company --
                                     contained in Exhibit 5.

         23(b)                       Consent of Arthur Andersen LLP.

         24                          Powers of Attorney.

         99                          Centerior Energy Corporation
                                     Equity Compensation Plan.



                     Exhibits Incorporated by Reference


     The exhibits listed below have been filed heretofore with the Securities and Exchange Commission pursuant to requirements of the Acts administered by the Commission and are incorporated herein by reference and made a part hereof. The exhibit number and file number of such documents are stated in parentheses.

     Exhibit Number                           Description

          4(a) Amended Articles of Incorporation of the Company effective April 29, 1986 (Exhibit 4(a), File No. 33-4790).

          4(b) Regulations of the Company, effective April 28, 1987 (Exhibit 4(b), Post-Effective Amendment No. 2, File No. 33-7550).














                                                     EXHIBIT 5




                                             May 25, 1995



Centerior Energy Corporation
Post Office Box 94661
Cleveland, OH   44101-4661

Gentlemen:

     With reference to the proposed issue and sale of the amount of Common Stock (the "Stock") of Centerior Energy Corporation (the "Company") set forth in the Registration Statement described below pursuant to the Centerior Energy Corporation Equity Compensation Plan (the "Plan"), I am acting as counsel for the Company, and I have examined the following:

     (a) A copy of the Company's Amended Articles of Incorporation, as amended to date, as filed with the Secretary of State of Ohio;

     (b) A copy of the Company's Regulations, certified by the Secretary of the Company;

     (c)  A form of the certificate representing the Stock;

     (d) The Registration Statement on Form S-8 relating to the Stock which is being filed with the Securities and Exchange Commission on this date and the documents incorporated by reference therein (said Registration Statement, including said documents incorporated by reference therein, being referred to as the "Registration Statement");

     (e) The Prospectus (the "Prospectus") pursuant to Section 10(a) of the Securities Act of 1933 (the "Securities Act"), which is part of the Registration Statement but not filed with the Registration Statement pursuant to Rule 428 under the Securities Act;

     (f)  A copy of the Plan; and

     (g) Such other documents and matters as I deem necessary to express this opinion.

     Based on the foregoing and such legal considerations as I deem relevant, I am of the opinion that:

     (1) The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Ohio, with power to authorize the issue and sale of the Stock; and

     (2) Upon the issuance and sale of the Stock in accordance with the Registration Statement when the same shall have become effective, the Stock will be legally issued, fully paid and non-assessable.

     The statements as to matters of law and legal conclusions under the headings "General Regulation", "Environmental Regulation", "Electric Rates", "Title to Property" and "Legal Proceedings" in the Company's Annual Report on Form 10-K incorporated by reference in the Registration Statement, as supplemented by any Quarterly and Current Reports on Forms 10-Q and 8-K, respectively, which have been incorporated by reference therein, and under the heading "Tax Effects" in the Prospectus, and under the heading "Indemnification of Directors and Officers" in the Registration Statement, have been prepared under my supervision and have been reviewed by me, and in my opinion such statements as to such matters and conclusions are correct.





     I hereby consent (a) to the use of my name in connection with the statements as to matters of law and legal conclusions under the headings in the documents described in the paragraph immediately preceding, (b) to the inclusion in and incorporation by reference into, as the case may be, the Prospectus of the statements as to matters of law and legal conclusions referred to in clause (a) of this sentence and to be contained in any documents hereafter incorporated by reference into the Prospectus and referred to in such documents as having been reviewed by me and (c) to the filing of this opinion and consent with the Securities and Exchange Commission as an exhibit to the Registration Statement.




                                             Respectfully submitted,


                                             KEVIN P. MURPHY
                                             Kevin P. Murphy
                                             Counsel for Centerior Energy
                                                Corporation












































EXHIBIT 23(b)








                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report on the consolidated financial statements and schedule of Centerior Energy
Corporation dated February 17, 1995 included in Centerior Energy
Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.






                                                         ARTHUR ANDERSEN LLP
                                                         Arthur Andersen LLP










Cleveland, Ohio
May 24, 1995













EXHIBIT 24


                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 1st day of December, 1994.


                                                    ROBERT J. FARLING
                                                    Robert J. Farling
                                           Chairman, President, Chief Executive
                                                   Officer and Director
























Signed and acknowledged in the presence of:     SUSAN R. COCCIA





                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 1st day of December, 1994.


                                                           GARY R. LEIDICH
                                                           Gary R. Leidich
                                                         Vice President and
                                                       Chief Financial Officer
























Signed and acknowledged in the presence of:          SUSAN R. COCCIA







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 2nd day of December, 1994.



                                                             E. LYLE PEPIN
                                                             E. Lyle Pepin
                                                               Controller
























Signed and acknowledged in the presence of:          SUSAN R. COCCIA







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 7th day of Dec., 1994.




                                                     RICHARD P. ANDERSON
                                                     Richard P. Anderson
                                                           Director























Signed and acknowledged in the presence of:          JOANNE KAPNICK







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 5 day of December, 1994.




                                                      A.C. BERSTICKER
                                                    Albert C. Bersticker
                                                          Director























Signed and acknowledged in the presence of:          CAROL SIEKANIEC







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 6th day of December, 1994.




                                                        LEIGH CARTER
                                                        Leigh Carter
                                                          Director























Signed and acknowledged in the presence of:        KATHRYN FEDROWISCH







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 6th day of December, 1994.




                                                     THOMAS A. COMMES
                                                     Thomas A. Commes
                                                         Director























Signed and acknowledged in the presence of:          KATHY SCHILKE







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 7th day of December, 1994.




                                                     WILLIAM F. CONWAY
                                                     William F. Conway
                                                         Director























Signed and acknowledged in the presence of:          MARIE V. CONWAY







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 12th day of December, 1994.




                                                      WAYNE R. EMBRY
                                                      Wayne R. Embry
                                                         Director























Signed and acknowledged in the presence of:        TERRENCE G. LINNERT







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 5 day of Dec., 1994.




                                                         GEORGE H. KAULL
                                                         George H. Kaull
                                                            Director























Signed and acknowledged in the presence of:          BARBARA WEBSTER







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 3 day of Dec., 1994.




                                                      RICHARD A. MILLER
                                                      Richard A. Miller
                                                           Director























Signed and acknowledged in the presence of:        KATHRYN FEDROWISCH







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 5th day of December, 1994.




                                                     FRANK E. MOSIER
                                                     Frank E. Mosier
                                                         Director























Signed and acknowledged in the presence of:     PATRICIA G. CUMBERLAND







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 6 day of December, 1994.




                                           SISTER MARY MARTHE REINHARD, SND
                                           Sister Mary Marthe Reinhard, SND
                                                        Director























Signed and acknowledged in the presence of:          HELEN PFENNING







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 7th day of December, 1994.




                                                         ROBERT C. SAVAGE
                                                         Robert C. Savage
                                                              Director























Signed and acknowledged in the presence of:          JOYCE E. DANKERT







                POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                         CENTERIOR ENERGY CORPORATION




     The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich,
E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Terrence G. Linnert, Mary E. O'Reilly, Kevin P. Murphy, Michael C. Regulinski and Bruce T. Rosenbaum, as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Registration Statement on Form S-8 relating to the Company's Equity Compensation Plan and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 9th day of Dec., 1994.




                                                  WILLIAM J. WILLIAMS
                                                  William J. Williams
                                                       Director























Signed and acknowledged in the presence of:          SARA J. WILLIAMS